Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


INCOME STATEMENT (Page 1 of 2)                                                                   Filing
                                                                                             October 1, 1998
                                      December       January       February        March          to Date
                                   -------------  -------------   -----------  -------------  -------------

GROSS SALES
     Interest Income                 $  133,026     $  120,039    $  128,778     $  147,227    $ 5,710,895
     Servicing Income                  (219,394)       584,778       766,674      1,601,342      2,471,476
     Prepayment Penalty Income          967,887      1,232,858       659,343        933,755      4,481,829
     Less: Returns and Allowances                                                                        -
                                     ----------     ----------    ----------     ----------     ----------
NET SALES                               881,519      1,937,675     1,554,795      2,682,324     12,664,200

COST OF SALES
     BEGINNING INVENTORY                                                                                 -
     Add:   PURCHASES                                                                                    -
     Less:  ENDING INVENTORY                                                                             -
                                     ----------     ----------    ----------     ----------     ----------
COST OF GOODS SOLD                            -              -             -              -              -

GROSS PROFIT                            881,519      1,937,675     1,554,795      2,682,324     12,664,200

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS             299,637        290,739       214,410        214,465      1,830,367
     DIRECT LABOR/SALARIES              364,673        196,131       213,631        196,655      1,941,801
     BENEFITS/PAYROLL TAXES              11,991        102,529        53,258         57,025        623,506
     SUPPLIES                            28,404          4,174        10,529          4,650         83,524
     INSURANCE                           31,527         28,427        28,427         56,495        154,238
     RENT                                57,755         51,533        75,159         52,689        760,894
     GENERAL AND ADMINISTRATIVE       1,497,692      1,048,984       781,433      1,441,127      5,514,839

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


INCOME STATEMENT (Page 2 of 2)                                                                    Filing
                                                                                             October 1, 1998
                                      December       January       February        March          to Date
                                    -----------    -----------    ----------    -----------     ----------

     DEPRECIATION/AMORTIZATION          327,568        160,042       160,042        160,042      1,493,317
                                    -----------    -----------    ----------    -----------     ----------
TOTAL OPERATING EXPENSES              2,619,247      1,882,559     1,536,889      2,183,148     12,402,486

                                    -----------    -----------    ----------    -----------     ----------
NET OPERATING INCOME (LOSS)          (1,737,728)        55,116        17,906        499,176        261,714

ADD:   OTHER INCOME  (2)                 38,150      1,030,005        87,303        158,447      1,212,599
LESS OTHER EXPENSES:
     INTEREST EXPENSE                  (517,419)      (688,451)     (383,113)      (459,305)    (5,420,753)
     OTHER (3)                       (3,467,844)    (1,095,623)     (434,491)    (1,276,935)    (4,439,260)
                                    -----------    -----------    ----------    -----------     ----------
TOTAL OTHER EXPENSES                 (5,684,841)      (698,953)     (712,395)    (1,078,617)    (8,385,700)

GAIN/(LOSS) SALE OF ASSETS             (544,418)    (3,230,938)      (64,328)    (3,433,218)    (3,567,737)

                                    -----------    -----------    ----------    -----------    -----------
INCOME (LOSS) BEFORE TAXES           (6,229,259)    (3,929,891)     (776,723)    (4,511,835)   (11,953,437)

INCOME TAXES                          1,145,987      1,176,222       142,025      1,342,484      3,118,383

                                    ===========    ===========    ==========    ===========    ===========
NET INCOME (LOSS)                   $(5,083,272)   $(2,753,669)   $ (634,698)   $(3,169,351)   $(8,835,054)
                                    ===========    ===========    ==========    ===========    ===========


(2)  Schedule of Other Income attached
(3)  Schedule of Other Expense attached

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATIONS

                                                                                                                 Filing
                                                                                                             October 1, 1998
                                                    December       January        February        March           to Date
                                                 --------------  ------------   ------------  -------------  ---------------

NET INCOME (LOSS)                                  $(5,083,272)  $(2,753,669)   $  (634,698)  $ (3,169,351)    $(12,004,405)

ADJUSTMENTS TO RECONCILE
NET INCOME TO NET CASH:
      DEPRECIATION/AMORTIZATION                        327,568       281,843        311,607        311,607        2,078,290
      (GAIN)LOSS ON SALE OF ASSETS                     544,418     3,230,938         64,328         75,033        4,770,012
      (INCREASE)DECREASE IN RECEIVABLES             (1,375,363)    2,254,471       (392,798)      (536,775)       8,922,611
      (INCREASE)DECREASE IN INVENTORY (1)            1,005,339       242,557         72,371      6,140,449      301,714,397
      INCREASE(DECREASE) IN PAYABLES                  (457,059)      721,311        211,909      2,116,117       (5,782,364)
      OTHER, NET (2)                                 3,854,169        14,631        719,480      2,905,517        8,952,902
                                                   -----------   -----------    -----------   ------------     ------------
NET CASH PROVIDED BY OPERATIONS                     (1,184,200)    3,992,082        352,199      7,842,597      308,651,443

CASH FLOWS FROM INVESTING/FINANCING
      (PURCHASE OF)FIXED ASSETS                              -             -              -              -                -
      CAPITAL CONTRIBUTIONS                                  -             -              -              -                -
      LOAN PROCEEDS (SCHEDULE F, NUMBER 6)             125,122    38,960,936              -              -       39,086,058
      LOAN PRINCIPAL/CAPITAL LEASE (PAYMENTS)          (11,538)  (38,690,645)      (309,021)    (4,648,449)    (337,975,191)
                                                   -----------   -----------    -----------   ------------     ------------
      NET INCREASE (DECREASE) IN CASH               (1,070,616)    4,262,373         43,178      3,194,148        9,762,310

BEGINNING CASH                                       5,263,669     4,193,053      8,455,426      8,498,604        1,930,442

                                                   ===========   ===========    ===========   ============     ============
ENDING CASH                                        $ 4,193,053   $ 8,455,426    $ 8,498,604   $ 11,692,752     $ 11,692,752
                                                   ===========   ===========    ===========   ============     ============

(1)   Mortgage Loans held for Sale
(2)   Accrual of Operations of subsidiaries        $ 3,467,844   $ 1,095,623    $   434,491    $ 1,276,935     $  5,716,197
      Residual Loan Interests                          258,976       909,933        286,874      1,572,764        3,521,859
      Prepaid expenses and other assets, net           127,349    (1,990,925)        (1,885)        55,818         (285,154)
                                                   ===========   ===========    ===========   ============     ============
                                                   $ 3,854,169   $    14,631    $   719,480    $ 2,905,517     $  8,952,902
                                                   ===========   ===========    ===========   ============     ============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999

COMPARATIVE BALANCE SHEET (Page 1 of 2)

                                                   AS OF           AS OF               AS OF            AS OF
                                                  12/31/98        01/31/99           02/28/99          03/31/99
                                                --------------  --------------    --------------   --------------
 ASSETS
Current Assets:
    Cash                                        $   4,193,053   $   8,455,426     $   8,498,604    $  11,692,752
    Inventory ( Mortgage Loans Held for Sale )      6,859,174       6,616,617         6,544,246          403,797
    Accounts Receivable                            96,512,100      94,257,629        94,650,427       95,187,202
       (net of bad debts)
    Notes Receivable                                        -               -                 -                -
    Other (attach schedule)                         1,535,181       3,149,915         2,993,576        2,816,059
                                                --------------  --------------    --------------   --------------
Total Current Assets                              109,099,508     112,479,587       112,686,853      110,099,810

Fixed Assets:
    Property and Equipment                          7,668,219       1,500,368         1,436,040        1,361,007
    Less: Accumulated Depreciation                 (3,412,619)       (408,799)         (408,799)        (408,799)
                                                --------------  --------------    --------------   --------------
Total Fixed Assets                                  4,255,600       1,091,569         1,027,241          952,208
Other Assets (attach schedule)                    320,152,631     317,174,516       316,299,768      313,260,161
                                                --------------  --------------    --------------   --------------

TOTAL ASSETS                                    $ 433,507,739   $ 430,745,672     $ 430,013,862    $ 424,312,179
                                                ==============  ==============    ==============   ==============

LIABILITIES
Postpetition Liabilities:
    Accounts Payable                            $      41,155   $      99,496     $      82,481    $     145,676
    Notes Payable                                     125,122      38,957,990        38,649,723       34,002,109
    Rents and Leases Payable                                -               -                 -                -
    Taxes Payable                                           -               -                 -                -
    Accrued Interest                                        -          78,563           121,742                -
    Other                                           1,239,891       3,095,204         3,419,228        4,072,549
                                                --------------  --------------    --------------   --------------
Total Postpetition Liabilities                      1,406,168      42,231,253        42,273,174       38,220,334

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                                171,637,000     171,606,879       171,609,871      174,472,863
    Notes Payable-Secured                         151,576,120     111,948,980       111,948,980      111,948,980
    Priority Claims:
       Taxes                                           76,332          76,332            76,332           76,332
       Wages                                        1,405,267       1,405,267         1,405,267        1,405,267
       Deposits
    Other                                          16,736,430      15,560,208        15,418,183       14,075,699
                                                --------------  --------------    --------------   --------------
Total Prepetition Liabilities                     341,431,149     300,597,666       300,458,633      301,979,141

                                                --------------  --------------    --------------   --------------
TOTAL LIABILITIES                               $ 342,837,317   $ 342,828,919     $ 342,731,807    $ 340,199,475

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


COMPARATIVE BALANCE SHEET (Page 2 of 2)

OWNER EQUITY (DEFICIT)                             90,670,422      87,916,753        87,282,055       84,112,704

                                                --------------  --------------    --------------   --------------
TOTAL LIABILITIES AND OWNER EQUITY              $ 433,507,739   $ 430,745,672     $ 430,013,862    $ 424,312,179
                                                ==============  ==============    ==============   ==============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


                                   SCHEDULE F

    STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1.  PERSONNEL REPORT (required if more than ten employees)

                                                                                    Full Time        Part Time

    Total number of employees at beginning of period                                        84              -
    Number hired during period                                                               4              -
    Number terminated or resigned during period                                              3              -
                                                                                    ----------       --------
    Total number of employeed on payroll at period end                                      85              -

    Total Payroll for the period:                                      $ 385,510

    Includes payment of severance and retention compensation for terminated employees

2.  INSURANCE - Copies of certificates of insurance must accompany first report.

    For subsequent months, explain any changes in insurance coverage:

3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?

----X--------------------------  No.

-------------------------------  Yes.       Identify amount, who was paid and date paid: --------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

    Debtor has entered into a tentative agreement for the sale of its significant assets which will be noticed and approved in the ordinary course of the case.

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


    STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):


                              ENTITY TO WHOM      AUTHORIZATION
                                TRANSFERRED        (e.g. notice
                               (relationship      dated ----- or
  DESCRIPTION    VALUE ON        to debtor         court order
   OF ASSET     BOOK BASIS         if any)         dated -----)         Terms
--------------------------------------------------------------------------------

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):

    -----------------------------------------------------------------------------------------------------
                              AMOUNT OF LOAN            TERMS OF LOAN
      LENDER'S NAME          (describe right           (interest rate,                PROCEDURE FOR
      (Relationship          to receive future             maturity                     OBTAINING
    to debtor, if any)       advances, if any)        collateral, etc.)               AUTHORIZATION
    -----------------------------------------------------------------------------------------------------








7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):

    -----------------------------------------------------------------------------------------------------

    QUARTER ENDING                           TOTAL DISBURSEMENTS                    FEE PAID
    --------------                           -------------------                    --------
       March 31, 1998                           -----------                         --------
       June 30, 1998                            -----------                         --------
       September 30, 1998                       -----------                         --------
       December 31, 1998                        $ 6,857,519 (1)                     $ 10,000
       March 31, 1999                           $ 4,081,434 (1)                     --------

(1) Excludes servicing disbursements

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                        Filing
                                                                                                   October 1, 1998
                                                December        January      February      March       to Date
                                               ----------     ----------   -----------  ----------  -------------

Insurance Commissions Revenue (Servicing)        $  6,811     $   20,763   $    62,373   $ 121,814   $   113,766
Discount on Early Payoff of Secured Financing                  1,000,000                               1,000,000
Miscellaneous Refunds Received                     31,339          9,242        24,930      36,633        73,903
                                               ----------     ----------   -----------   ---------   -----------

     TOTAL OTHER INCOME                          $ 38,150     $1,030,005   $    87,303   $ 158,447   $ 1,187,669
                                               ==========     ==========   ===========   =========   ===========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999

INCOME STATEMENT
SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                                        Filing
                                                                                                                    October 1, 1998
                                                    December          January          February        March             to Date
                                                 -------------     ------------       ----------   ------------     ---------------

Equity in Operations (Losses) of Subsidiaries

     Oceanmark Financial Services                 $ (1,548,458)    $   (246,476)      $   44,856   $    (13,476)    $ (1,927,044)
     Home America Financial Services                  (314,202)         (32,740)        (124,513)       (91,500)        (661,234)
     Hallmark America                                        -                -                -              -           (7,265)
     National Capital Funding, Inc.                          -                -                -              -         (114,156)
     Southern Pacific Mortgage Limited              (1,605,184)        (816,407)        (354,834)    (1,171,959)      (1,729,563)
                                                  ------------     ------------       ----------   ------------   --------------

     TOTAL OTHER EXPENSE                          $ (3,467,844)    $ (1,095,623)      $ (434,491)  $ (1,276,935)    $ (4,439,262)
                                                  ============     ============       ==========   ============   ==============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR MARCH 1999


COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                                    AS OF            AS OF             AS OF            AS OF
                                                   12/31/98         01/31/99         02/28/99          03/31/99
                                                --------------    -------------     --------------   -------------

OTHER CURRENT ASSETS
    Prepaid Expenses                                 1,384,119        2,997,327         2,845,762        2,694,197
    Prepaid Lease Deposit                              149,052          149,052           149,052          120,874
    Prepaid Maintenace Contracts                         1,059              880               701              523
    Miscellaneous Servicing Accounts                       951            2,656            (1,939)             465
                                                 -------------    -------------     --------------   -------------

       TOTAL OTHER CURRENT ASSETS                $   1,535,181    $   3,149,915     $   2,993,576    $   2,816,059
                                                 =============    =============     ==============   =============

OTHER ASSETS
    Residual Loan Interests                        302,231,415      301,321,482       301,034,608      299,461,844
    Mortgage Servicing Rights                        7,183,570        7,023,528         6,863,486        6,703,444
    Investment in Subsidiaries                       9,902,922        8,807,299         8,372,808        7,095,873
    Real Estate Owned                                  834,724           22,207            28,866           (1,000)
                                                 -------------    -------------     --------------   -------------

       TOTAL OTHER ASSETS                        $ 320,152,631    $ 317,174,516     $ 316,299,768    $ 313,260,161
                                                 =============    =============     ==============   =============